                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                           Date of Report: May 8, 2008

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-29217                 87-0412110
      -----------------            ------------               ----------
       (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


                  16106 Hart Street, Van Nuys, California 91406
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 8, 2008, following receipt of final California Department of Alcoholic Beverage Control approval, the Company closed escrow on the acquisition of certain restaurant equipment and a liquor license (for use at its new restaurant location at the Hollywood and Highland Center in Hollywood, California) from H&H Restaurant, LLC, the former occupant of the space leased by the Company at the Hollywood and Highland Center. The consideration for this asset acquisition was $200,000 in cash. The Company currently expects the Hollywood and Highland restaurant location to be open in late May/early June 2008.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    May 12, 2008                                uWink, Inc.
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                                                By:  /s/ Peter F. Wilkniss
                                                     -----------------------
                                                     Peter F. Wilkniss
                                                     President and COO


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